                                                    Consent of Independent Auditors

We consent to the  incorporation  by reference in the  Registration  Statement on Form S-2 of our report dated  February 3, 2003,  with respect to the consolidated  financial  statements of American Skandia Life Assurance  Corporation for the year ended December 31, 2002 included in its Registration Statement on Form S-2 (File No. 333-97941) filed with the Securities and Exchange Commission.

                                                              /s/ERNST & YOUNG LLP

Hartford, Connecticut
October 27, 2003